Joint Filer Information

NAME: RCG Latitude Master Fund, Ltd.

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: RCG PB, Ltd.

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: Ramius Advisors, LLC

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: C4S & Co., L.L.C.

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: Peter A. Cohen

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: Morgan B. Stark

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: Thomas W. Strauss

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007

                             Joint Filer Information

NAME: Jeffrey M. Solomon

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)

DATE OF EVENT REQUIRING STATEMENT: October 1, 2007